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                                                                   EXHIBIT 99.2

                                                                      EXHIBIT A

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                               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                      BOATMEN'S AUTO TRUST 1996-A DISTRIBUTION DATE STATEMENT TO
                                          CERTIFICATEHOLDERS
                                           JANUARY 15, 1997

Principal Distribution Amount                                                                      $0.00
Principal Per $1,000 Certificate                                                                   $0.00

Interest Distribution Amount                                                                     $68,297
Interest Per $1,000 Certificate                                                                    $5.88

Note Balance:
        Class A-1 Notes                                                                   $22,568,707.95
        Class A-2 Notes                                                                  $120,000,000.00
        Class A-3 Notes                                                                   $76,343,707.00

Note Pool Factor:
        Class A-1 Notes                                                                        0.2730474
        Class A-2 Notes                                                                        1.0000000
        Class A-3 Notes                                                                        1.0000000

Certificate Balance                                                                       $11,624,943.00

Certificate Pool Factor                                                                        1.0000000

Servicing Fee                                                                                $199,848.32
Servicing Fee Per $1,000 Certificate                                                               $0.69

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